UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2020 (June 3, 2020)

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2450 N St NW Washington, District of Columbia	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-295-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On June 3, 2020, Cogent Communications Finance, Inc. (the “Temporary Issuer”), a wholly owned indirect subsidiary of Cogent Communications Holdings, Inc. (the “Company”), completed an offering of €215,000,000 aggregate principal amount of 4.375% senior notes due 2024 (the “Temporary Notes”), at an offering price of 99.5%, plus accrued interest from December 30, 2019. The Temporary Issuer deposited the gross proceeds of the Temporary Notes into an escrow account pending the substantially concurrent consummation of the previously announced redemption of all of the outstanding 5.625% senior notes due 2021 of Cogent Communications Group, Inc. (“Cogent”), a wholly owned direct subsidiary of the Company (the “Refinancing Transaction”). Following completion of the Refinancing Transaction, the Temporary Notes will be automatically exchanged for additional notes (the “Tack-On Notes” and such exchange, the “Tack-On Notes Exchange”) to be issued by Cogent under the indenture, dated June 25, 2019 (the “Base Indenture”), among Cogent, the guarantors party thereto, Wilmington Trust, National Association, as trustee, Deutsche Bank AG, London Branch, as paying agent, and Deutsche Bank Luxembourg S.A., as registrar and authentication agent, pursuant to which Cogent issued its existing €135 million aggregate principal amount of 4.375% senior notes due 2024 (the “Existing Notes”). Upon this automatic exchange, it is expected that the Tack-On Notes (following any restricted period required by applicable law or regulation) will trade under the same Common Code number and ISIN as the Existing Notes. If the Tack-On Notes Exchange is consummated, Cogent expects to use any remaining net proceeds for general corporate purposes and/or to make special or recurring dividends to the Company. There can be no assurance that the Tack-On Notes Exchange will be consummated.

The Temporary Notes are the senior obligations of the Temporary Issuer only, secured by a first-priority security interest in the funds in the escrow account. The Temporary Notes were issued pursuant to, and are governed by, an indenture, dated June 3, 2020 (the “Temporary Indenture”), among the Escrow Issuer, the Trustee, Deutsche Bank AG, London Branch, as paying agent, and Deutsche Bank Trust Company Americas, as registrar and authentication agent. The terms and conditions of the Temporary Notes and the Temporary Indenture are substantially the same as the terms and conditions of the Existing Notes and the Base Indenture as described in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 25, 2019, except that the Temporary Indenture (i) contains covenants that restricted the Temporary Issuer’s ability to engage in any activities unrelated to the issuance of the Temporary Notes and the consummation of the Tack-On Notes Exchange, (ii) provides for a special mandatory redemption of the Temporary Notes at a redemption price equal to 100% of the aggregate offering price of the Temporary Notes, plus accrued and unpaid interest thereon to the date of redemption, in the event the Tack-On Notes Exchange does not occur by December 12, 2020 and (iii) provides for a partial optional redemption of the Tack-On Notes under certain circumstances described in the Temporary Indenture. The Company has agreed to pay the additional amounts, if any, required to be paid in connection with a special mandatory redemption or other acceleration of repayment of the Temporary Notes.

The Temporary Notes were offered and sold only to persons reasonably believed to be qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”), and to certain non-U.S. persons in transactions outside the United States in compliance with Regulation S under the Act. The Temporary Notes have not been registered under the Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Copies of the Temporary Indenture, including the form of Temporary Notes, are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively. The foregoing description does not purport to be complete, and the descriptions of the Temporary Indenture and the Temporary Notes in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Temporary Indenture and the Temporary Notes, respectively, which are incorporated by reference herein.

Forward-Looking Statements

Except for historical information and discussion contained herein, statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions. The statements in this Current Report on Form 8-K are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Numerous factors could cause or contribute to such differences, including, among others, the COVID-19 pandemic and accompanying government policies worldwide; future economic instability in the global economy, which could affect spending on Internet services; the impact of changing foreign exchange rates (in particular the euro to U.S. dollar and Canadian dollar to U.S. dollar exchange rates) on the translation of our non-U.S. dollar denominated revenues, expenses, assets and liabilities; legal and operational difficulties in new markets; the imposition of a requirement that we contribute to the U.S. Universal Service Fund on the basis of our Internet revenue; changes in government policy and/or regulation, including rules regarding data protection, cyber security and net neutrality; increasing competition leading to lower prices for our services; our ability to attract new customers and to increase and maintain the volume of traffic on our network; the ability to maintain our Internet peering arrangements on favorable terms; our ability to renew our long-term leases of optical fiber that comprise our network; our reliance on an equipment vendor, Cisco Systems Inc., and the potential for hardware or software problems associated with such equipment; the dependence of our network on the quality and dependability of third-party fiber providers; our ability to retain certain customers that comprise a significant portion of our revenue base; our ability to make payments on our indebtedness as they become due; the management of network failures and/or disruptions; outcomes in litigation; risks related to the Tack-On Notes Exchange, including that such transaction may not be consummated; and other risks discussed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. The Company undertakes no duty to update any forward-looking statement or any information contained in this Current Report on Form 8-K or in other public disclosures at any time.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information required by Item 2.03 is contained in Item 1.01 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit
Number	Description

4.1	Indenture, dated as of June 3, 2020, among Cogent Communications Finance, Inc., Wilmington Trust, National Association, as trustee, Deutsche Bank AG, London Branch, as paying agent, and Deutsche Bank Trust Company Americas, as authentication agent and registrar.

4.2	Form of 4.375% Senior Notes due 2024 (included as Exhibit A to Exhibit 4.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2020

Cogent Communications Holdings, Inc.

	By:	/s/ David Schaeffer
Name: David Schaeffer
Title: President and Chief Executive Officer